UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 17, 2021 (May 15, 2021)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation)

001-38911	N/A
(Commission File Number)	(IRS Employer Identification No.)

Friars House
160 Blackfriars Road
London SE1 8EZ
United Kingdom

(Address of principal executive offices)

(44) 207 433 4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares	CLVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Acquisition of ProQuest

On May 15, 2021, Clarivate Plc (“Clarivate” or the “Company”) entered into an agreement (the “Transaction Agreement”) to acquire ProQuest, a leading global software, data and analytics provider to academic, research and national institutions, from Cambridge Information Group (“CIG”), Atairos and certain other equityholders (the “Seller Group”) for approximately $4.0 billion in cash, including the refinancing of approximately $1.0 billion of ProQuest debt, and 46,910,922 Clarivate ordinary shares, representing approximately 7% pro forma fully diluted ownership of Clarivate. Clarivate has obtained a $4.0 billion unsecured bridge facility to provide certainty of funds in respect of the cash component of the consideration, and intends to raise long-term capital prior to the closing of the transaction. A copy of the Transaction Agreement is attached hereto as Exhibit 2.1 and incorporated by reference herein, and the foregoing description is qualified in its entirety by reference thereto.

Closing of the ProQuest transaction is subject to customary conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Closing is expected to occur in the third quarter of 2021.

At closing, Andrew M. Snyder, Chairman and CEO of CIG, and Michael J. Angelakis, Chairman and CEO of Atairos, will be appointed to the Clarivate board of directors. Mr. Snyder will serve as Vice Chairman of the board.

Also at closing, Clarivate will enter into an amendment to its existing Registration Rights Agreement in order to provide the Seller Group with rights to require Clarivate to register their ordinary shares for resale under the Securities Act of 1933, as amended (the “Securities Act”). Under the terms of the amendment, the Seller Group will agree not to dispose of their Clarivate ordinary shares until the first anniversary of the closing date, subject to certain adjustments and exceptions, and CIG will further agree to extend these lock-up restrictions to half of its Clarivate ordinary shares until the second anniversary of the closing date. The form of amendment to the Registration Rights Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein, and the foregoing description is qualified in its entirety by reference thereto.

Forward-Looking Statements

This report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding our ability to close the ProQuest transaction and to obtain permanent financing in connection therewith, and to realize the expected synergies of the transaction, as well as the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed under the caption “Risk Factors” in Amendment No. 1 to our 2020 Annual Report on Form 10-K, along with our other filings with the Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this report. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or our website at www.clarivate.com.

Item 3.02.	Unregistered Sales of Equity Securities.

ProQuest Transaction Consideration

The information set forth under Item 1.01 is incorporated herein by reference. The ordinary shares to be issued by Clarivate to the Seller Group pursuant to the Transaction Agreement will be exempt from the registration requirements of the Securities Act under Section 4(a)(2) thereof.

Capri Restructuring

On May 15, 2021, Clarivate entered into an agreement with Capri Acquisition Topco Limited (“Capri”) and Solaro ExchangeCo Limited (“NewCo”), and for certain limited purposes, Leonard Green & Partners, L.P. (“LGP”). Capri and NewCo are controlled by LGP and hold the Clarivate ordinary shares beneficially owned by LGP and certain other existing shareholders. Under the agreement, Capri will contribute 177,206,779 of its Clarivate ordinary shares to NewCo. Clarivate will then acquire NewCo in exchange for the issuance of the same number of Clarivate ordinary shares to Capri. This transaction will not involve any change in beneficial ownership of Clarivate’s ordinary shares. The issuance of the new ordinary shares to Capri will be exempt from the registration requirements of the Securities Act under Section 4(a)(2) thereof. Pursuant to authority granted to Clarivate by shareholders at its 2021 Annual General Meeting, following its acquisition of Newco, Clarivate intends to purchase the ordinary shares held by Newco for a nominal price and then cancel such shares. A copy of the agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein, and the foregoing description is qualified in its entirety by reference thereto.

Item 7.01.	Regulation FD Disclosure.

A copy of Clarivate’s press release dated May 17, 2021 announcing the ProQuest transaction is furnished as Exhibit 99.1 hereto. The Company also publicly reaffirmed its 2021 outlook for adjusted revenues, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted EPS and adjusted free cash flow, excluding the ProQuest transaction. Clarivate will be delivering the investor presentation attached hereto as Exhibit 99.2 on the conference call referred to in the press release.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description
2.1†	ProQuest Transaction Agreement
10.1	Form of Amendment No. 1 to the Registration Rights Agreement
10.2	Capri Transaction Agreement
99.1	Press Release dated May 17, 2021
99.2	Supplemental Information dated May 17, 2021
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

†	Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Copies of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: May 17, 2021	By: /s/ Richard Hanks
Name: Richard Hanks
Title: Chief Financial Officer